                                                                          EX-4.1





================================================================================








                                     INACOM CORP.

                                         AND

                       FIRST NATIONAL BANK OF OMAHA, as Trustee


                                ---------------------

                                      Indenture

                              Dated as of June 14, 1996

                                 --------------------

                                     $50,000,000*

               6% Convertible Subordinated Debentures due June 15, 2006









               *  $57,500,000 if the overallotment is exercised in full



================================================================================

                                  TABLE OF CONTENTS


                                                                            Page
                                                                            ----

ARTICLE 1

            DEFINITIONS AND INCORPORATION BY REFERENCE.......................  1
     SECTION 1.1    Definitions..............................................  1
                    -----------
     SECTION 1.2    Other Definitions........................................  4
                    -----------------
     SECTION 1.3    Incorporation by Reference of Trust
                       Indenture Act.........................................  4
                       -------------
     SECTION 1.4    Rules of Construction....................................  5
                    ---------------------

ARTICLE 2

                         THE SECURITIES......................................  5
     SECTION 2.1    Form and Dating..........................................  5
                    ---------------
     SECTION 2.2    Execution and Authentication.............................  5
                    ----------------------------
     SECTION 2.3    Registrar, Paying Agent and
                       Conversion Agent......................................  6
                       ----------------
     SECTION 2.4    Paying Agent to Hold Money in Trust......................  6
                    -----------------------------------
     SECTION 2.5    Securityholder Lists.....................................  7
                    --------------------
     SECTION 2.6    Transfer and Exchange....................................  7
                    ---------------------
     SECTION 2.7    Replacement Securities...................................  7
                    ----------------------
     SECTION 2.8    Outstanding Securities...................................  8
                    ----------------------
     SECTION 2.9    Securities Held by the Company
                       or an Affiliate.......................................  8
                       ---------------
     SECTION 2.10   Temporary Securities.....................................  8
                    --------------------
     SECTION 2.11   Cancellation.............................................  9
                    ------------
     SECTION 2.12   Defaulted Interest.......................................  9
                    ------------------
     SECTION 2.13   Legends on Restricted Securities.........................  9
                    --------------------------------
     SECTION 2.14   Restrictions on Transfer................................. 10
                    ------------------------
     SECTION 2.15   Global Securities........................................ 11
                    -----------------

ARTICLE 3                                                                   Page
                                                                            ----
                           REDEMPTION........................................ 12
     SECTION 3.1    Redemption Prices........................................ 12
                    -----------------
     SECTION 3.2    Selection of Securities To Be Redeemed................... 12
                    --------------------------------------
     SECTION 3.3    Notice of Redemption..................................... 13
                    --------------------
     SECTION 3.4    Effect of Notice of Redemption........................... 14
                    ------------------------------
     SECTION 3.5    Deposit of Redemption Price.............................. 14
                    ---------------------------
     SECTION 3.6    Securities Redeemed in Part.............................. 15
                    ---------------------------
     SECTION 3.7    Conversion Arrangement on Call
                       for Redemption........................................ 15
                       --------------
ARTICLE 4

                            COVENANTS........................................ 15
     SECTION 4.1    Payment of Securities.................................... 15
                    ---------------------
     SECTION 4.2    Maintenance of Office or Agency.......................... 16
                    -------------------------------
     SECTION 4.3    SEC Reports.............................................. 16
                    -----------
     SECTION 4.4    Compliance Certificate................................... 16
                    ----------------------
     SECTION 4.5    Delivery of Certain Information.......................... 17
                    -------------------------------
     SECTION 4.6    Resale of Certain Securities............................. 17
                    ----------------------------
ARTICLE 5

                           SUCCESSORS........................................ 17
     SECTION 5.1    When Company May Merge, etc.............................. 17
                    ----------------------------
     SECTION 5.2    Successor Corporation Substituted........................ 18
                    ---------------------------------
ARTICLE 6

                      DEFAULTS AND REMEDIES.................................. 18
     SECTION 6.1    Events of Default........................................ 18
                    -----------------
     SECTION 6.2    Acceleration............................................. 20
                    ------------
     SECTION 6.3    Other Remedies........................................... 20
                    --------------
     SECTION 6.4    Waiver of Past Defaults.................................. 20
                    -----------------------
     SECTION 6.5    Control by Majority...................................... 21
                    -------------------
     SECTION 6.6    Limitation on Suits...................................... 21
                    -------------------

                                                                            Page
                                                                            ----
     SECTION 6.7    Rights of Holders to Receive Payment..................... 21
                    ------------------------------------
     SECTION 6.8    Collection Suit by Trustee............................... 22
                    --------------------------
     SECTION 6.9    Trustee May File Proofs of Claim......................... 22
                    --------------------------------
     SECTION 6.10   Priorities............................................... 22
                    ----------
     SECTION 6.11   Undertaking for Costs.................................... 22
                    ---------------------
ARTICLE 7

                              TRUSTEE........................................ 23
     SECTION 7.1    Duties of Trustee........................................ 23
                    -----------------
     SECTION 7.2    Rights of Trustee........................................ 24
                    -----------------
     SECTION 7.3    Individual Rights of Trustee............................. 24
                    ----------------------------
     SECTION 7.4    Trustee's Disclaimer..................................... 24
                    --------------------
     SECTION 7.5    Notice of Defaults....................................... 25
                    ------------------
     SECTION 7.6    Reports by Trustee to Holders............................ 25
                    -----------------------------
     SECTION 7.7    Compensation and Indemnity............................... 25
                    --------------------------
     SECTION 7.8    Replacement of Trustee................................... 26
                    ----------------------
     SECTION 7.9    Successor Trustee by Merger, etc......................... 27
                    ---------------------------------
     SECTION 7.10   Eligibility: Disqualification............................ 27
                    -----------------------------
     SECTION 7.11   Preferential Collection of
                       Claims Against Company................................ 27
                       ----------------------
ARTICLE 8

                      DISCHARGE OF INDENTURE................................. 28
     SECTION 8.1    Termination of Company's Obligations..................... 28
                    ------------------------------------
     SECTION 8.2    Application of Trust Money............................... 28
                    --------------------------
     SECTION 8.3    Repayment to Company..................................... 29
                    --------------------
     SECTION 8.4    Reinstatement............................................ 29
                    -------------
ARTICLE 9

                            AMENDMENTS....................................... 29
     SECTION 9.1    Without Consent of Holders............................... 29

                                                                            Page
                                                                            ----
     SECTION 9.2    With Consent of Holders.................................. 30
                    -----------------------
     SECTION 9.3    Compliance with Trust Indenture Act...................... 31
                    -----------------------------------
     SECTION 9.4    Revocation and Effect of Consents........................ 31
                    ---------------------------------
     SECTION 9.5    Notation on or Exchange of Securities.................... 31
                    -------------------------------------
     SECTION 9.6    Trustee Protected........................................ 31
                    -----------------
ARTICLE 10

                            CONVERSION....................................... 32
     SECTION 10.1   Conversion Privilege..................................... 32
                    --------------------
     SECTION 10.2   Conversion Procedure..................................... 32
                    --------------------
     SECTION 10.3   Fractional Shares........................................ 33
                    -----------------
     SECTION 10.4   Taxes on Conversion...................................... 33
                    -------------------
     SECTION 10.5   Company to Provide Stock................................. 33
                    ------------------------
     SECTION 10.6   Adjustment for Change in Capital Stock................... 34
                    --------------------------------------
     SECTION 10.7   Adjustment for Rights Issue.............................. 34
                    ---------------------------
     SECTION 10.8   Adjustment for other Distributions....................... 35
                    ----------------------------------
     SECTION 10.9   Current Market Price..................................... 36
                    --------------------
     SECTION 10.10  When Adjustment May Be Deferred.......................... 36
                    -------------------------------
     SECTION 10.11  When No Adjustment Required.............................. 36
                    ---------------------------
     SECTION 10.12  Notice of Adjustment..................................... 37
                    --------------------
     SECTION 10.13  Notice of Certain Transactions........................... 37
                    ------------------------------
     SECTION 10.14  Reorganization of Company................................ 37
                    -------------------------
     SECTION 10.15  Company Determination Final.............................. 38
                    ---------------------------
     SECTION 10.16  Trustee's Disclaimer..................................... 38
                    --------------------
     SECTION 10.17  Restrictions on Transfer of Common Stock................. 38
                    ----------------------------------------
ARTICLE 11

                          SUBORDINATION...................................... 39
     SECTION 11.1   Agreement to Subordinate................................. 39
                    ------------------------

                                                                            Page
                                                                            ----
     SECTION 11.2   Certain Definitions...................................... 39
                    -------------------
     SECTION 11.3   Liquidation; Dissolution; Bankruptcy..................... 40
                    ------------------------------------
     SECTION 11.4   Company Not to Make Payments
                       with Respect to Securities
                       in Certain Circumstances.............................. 40
                       ------------------------
     SECTION 11.5   Acceleration of Securities............................... 41
                    --------------------------
     SECTION 11.6   When Distribution Must Be Paid Over...................... 42
                    -----------------------------------
     SECTION 11.7   Notice by Company........................................ 42
                    -----------------
     SECTION 11.8   Subrogation.............................................. 42
                    -----------
     SECTION 11.9   Relative Rights.......................................... 42
                    ---------------
     SECTION 11.10  Subordination May Not Be Impaired
                       by Company............................................ 43
                       ----------
     SECTION 11.11  Distribution or Notice to Representative................. 43
                    ----------------------------------------
     SECTION 11.12  Rights of Trustee and Paying Agent....................... 43
                    ----------------------------------
ARTICLE 12

             REPURCHASE RIGHT UPON CHANGE IN CONTROL......................... 43
     SECTION 12.1   Repurchase Right......................................... 43
                    ----------------
     SECTION 12.2   Company Notice........................................... 44
                    --------------
     SECTION 12.3   Repurchase of Securities................................. 44
                    ------------------------
     SECTION 12.4   Compliance with Tender Offer Rules....................... 45
                    ----------------------------------
     SECTION 12.5   Interest on Overdue Payments............................. 45
                    ----------------------------
     SECTION 12.6   Trustee Not Liable....................................... 45
                    ------------------


ARTICLE 13

                          MISCELLANEOUS...................................... 45

     SECTION 13.1   Trust Indenture Act Controls............................. 45
                    ----------------------------
     SECTION 13.2   Notices.................................................. 46
                    -------
     SECTION 13.3   Communication by Holders with
                       Other Holders......................................... 46
                       -------------

                                                                            Page
                                                                            ----
     SECTION 13.4   Certificate and Opinion as to
                       Conditions Precedent.................................. 46
                       --------------------
     SECTION 13.5   Statements Required in Certificate
                       or Opinion............................................ 47
                       ----------
     SECTION 13.6   Rules by Trustee and Agents.............................. 47
                    ---------------------------
     SECTION 13.7   Legal Holidays........................................... 48
                    --------------
     SECTION 13.8   No Recourse Against Others............................... 48
                    --------------------------
     SECTION 13.9   Duplicate Originals...................................... 48
                    -------------------
     SECTION 13.10  Governing Law............................................ 48
                    -------------
     SIGNATURES.............................................................. 49

     EXHIBIT A - FORM OF SECURITY

          INDENTURE dated as of June 14, 1996 between INACOM CORP., a Delaware corporation ("Company"), and FIRST NATIONAL BANK OF OMAHA, a national banking association ("Trustee").

          Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Company's 6% Convertible Subordinated Debentures due June 15, 2006 ("Securities").


                                      ARTICLE 1

                      DEFINITIONS AND INCORPORATION BY REFERENCE

          SECTION 1.1  Definitions.
                       -----------
          "AFFILIATE" means any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company. For this purpose, control shall mean the power to direct the management and policies of a person through the ownership of securities or otherwise.

          "AGENT" means any Registrar, Paying Agent, conversion Agent or co-registrar.

          "BOARD OF DIRECTORS" means the Board of Directors of the Company or any committee of the Board authorized to act for it hereunder.

          A "Change in Control" of the Company means (i) the acquisition by any person, entity or "group," within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (excluding, for this purpose, the Company or its subsidiaries, or any employee benefit plan of the Company or its subsidiaries which acquires beneficial ownership of voting securities of the Company) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either the then outstanding shares of common stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors; or (ii) individuals who, as of the date of the Indenture, constitute the Board of Directors (as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such person were a member of the Incumbent Board; or (iii) approval by the stockholders of the Company of a reorganization, merger or consolidation, in each case, with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated Company's then outstanding voting securities; or (iv) a liquidation or dissolution of the Company (other than pursuant to the United States Bankruptcy Code) or the conveyance, transfer or leasing of all or substantially all of the assets of the Company.

          "COMPANY" means the party named as such above until a successor replaces it pursuant to Article 5 and thereafter means the successor.

          "COMPANY NOTICE" shall have the meaning specified in Section 12.1.

          "CORPORATE TRUST OFFICE OF THE TRUSTEE" shall be at the address of the Trustee specified in Section 13.2 or such other address as the Trustee may give notice of to the Company.

          "DEFAULT" means any event which is, or after notice or passage of time would be, an Event of Default.

          "DEPOSITORY" means a clearing agency registered under the Exchange Act, as amended, or any successor thereto, which shall in either case be designated by the Company pursuant to an authentication order delivered pursuant to Section 2.2.

          "EXCHANGE ACT" shall have the meaning specified in the definition of "Change in Control".

          "FINAL ISSUANCE DATE" means the date that is 30 days after the Original Issuance Date.

          "GLOBAL SECURITY" means a Security which, if so designated by the Company pursuant to an authentication order delivered pursuant to Section 2.2, is executed by the Company, authenticated and delivered to the Depository pursuant to the Depository's instructions, all in accordance with this Indenture, which shall be registered in the name of the Depository or its nominee and which shall represent the amount of uncertificated securities as specified therein.

          "HOLDER" or "SECURITYHOLDER" means a person in whose name a Security is registered.

          "INDENTURE" means this Indenture as amended from time to time.

          "OFFICER" means the Chairman, the President, any Vice President, the Treasurer, the Secretary, any Assistant Treasurer or any Assistant Secretary of the Company.

          "OFFICERS' CERTIFICATE" means a certificate signed by two Officers, one of whom must be the Chairman, the President, the Treasurer or a Vice President of the Company. SEE Sections 13.4 and 13.5.

          "OPINION OF COUNSEL" means a written opinion from legal counsel who may be an employee of or counsel to the Company or other counsel reasonably acceptable to the Trustee. SEE Sections 13.4 and 13.5.

          "ORIGINAL ISSUANCE DATE" means June 19, 1996.

          "PERSON" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, governmental or any agency or political subdivision thereof or any other entity.

          "PRINCIPAL" of a debt security means the principal of the security plus the premium, if any, on the security.

          "PUT PRICE" means 100% of the principal amount of the Securities to be repurchased on the Repurchase Date in accordance with Article 12, plus accrued and unpaid interest to the Repurchase Date.

          "QUOTED PRICE", in Sections 10.3 and 10.9, of the Common Stock is the last reported sales price of the Common Stock on the National Association of Securities Dealers, Inc. Automated Quotation National Market; or, if the Common Stock is listed on a national securities exchange, then on such exchange.

          REGISTRATION RIGHTS AGREEMENT: that certain Registration Rights Agreement, dated as of June 14, 1996, among the Company and Dillon, Read & Co. Inc., without giving effect to any amendments or supplements thereto after the date hereof which are not consented to in writing by the Trustee.

          "REPURCHASE DATE" shall have the meaning specified in Section 12.1.

          "REPURCHASE RIGHT" shall have the meaning specified in Section 12.1.

          "RESTRICTED SECURITIES" shall have the meaning specified in Section 2.13.

          "RULE 144A INFORMATION" shall have the meaning specified in Section
4.5.

          "SEC" means the Securities and Exchange Commission.

          "SECURITIES" means the Securities described above issued under this Indenture.

          "SECURITIES ACT" means the Securities Act of 1933, as amended.

          "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb) as in effect on the date shown above, except as provided in
Section 9.3.

          "TRUSTEE" means the party named as such above until a successor replaces it in accordance with this Indenture and thereafter means the successor.

          "TRUST OFFICER" means any officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

          "VOTING STOCK" shall have the meaning specified in the definition of "Change in Control".

          SECTION 1.2  Other Definitions.
                       -----------------
                                                                 Defined in
     Term                                                          Section
     -----                                                        ----------

"Bankruptcy Law" . . . . . . . . . . . . . . . . . . . . . . . . . . .  6.1
"business day" . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13.7
"Common Stock" . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10.1
"Conversion Agent" . . . . . . . . . . . . . . . . . . . . . . . . . .  2.3
"Custodian". . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6.1
"Debt"     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11.2
"Event of Default" . . . . . . . . . . . . . . . . . . . . . . . . . .  6.1
"Legal Holiday". . . . . . . . . . . . . . . . . . . . . . . . . . . . 13.7
"Paying Agent" . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2.3
"Registrar". . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2.3
"Representative" . . . . . . . . . . . . . . . . . . . . . . . . . . . 11.2
"Senior Debt". . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11.2
"U.S. Government Obligations". . . . . . . . . . . . . . . . . . . . .  8.1


          SECTION 1.3    Incorporation by Reference of Trust
                         Indenture Act.
                         -----------------------------------
          Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

          The following TIA terms used in this Indenture have the following meanings:

          "Commission" means the SEC.

          "definitive Securities" means Securities that are not Global
           Securities.

          "indenture securities" means the Securities.

          "indenture security holder" means a Securityholder.

          "indenture to be qualified" means this Indenture.

          "indenture trustee" or "institutional trustee" means the Trustee.

          "obligor" on the indenture securities means the Company and any other obligor on the indenture securities.

          All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule have the meanings so assigned to them.

          SECTION 1.4    Rules of Construction.
                         ---------------------
          Unless the context otherwise requires:

          (1)  a term has the meaning assigned to it;

          (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

          (3)  "or" is not exclusive;

          (4)  "including" means including, without limitation;

          (5) words in the singular include the plural and in the plural include the singular; and

          (6)  provisions apply to successive events and transactions.


                                      ARTICLE 2

                                    THE SECURITIES

          SECTION 2.1    Form and Dating.
                         ---------------
          The Securities (including any Global Securities) and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A, which is hereby incorporated and expressly made a part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Company is subject, if any, or usage (provided that any such notation, legend or endorsement is in form acceptable to the Company). Each Security shall be dated the date of its authentication.

          SECTION 2.2    Execution and Authentication.
                         ----------------------------
          Two Officers shall sign the Securities for the Company by manual or facsimile signature. The Company's seal shall be impressed, affixed, imprinted or reproduced on the Securities, and may be in facsimile form. The Securities shall be issuable only in registered form and in denominations of $1,000 and any integral multiple thereof.

          If an Officer whose signature is on a Security no longer holds that office at the time the Security is authenticated the Security shall nevertheless be valid.

          A Security shall not be valid until authenticated by the manual signature of the Trustee. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

          The Trustee shall authenticate and deliver Securities for original issue up to the aggregate principal amount stated in paragraph 4 of Exhibit A upon a written order of the Company signed by two Officers. The aggregate principal amount of Securities outstanding at any time may not exceed that amount except as provided in Section 2.7.

          The Trustee may appoint an authenticating agent acceptable to the Company to authenticate securities. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate.

          SECTION 2.3    Registrar, Paying Agent and
                         Conversion Agent.
                         ---------------------------
          The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange ("Registrar"), an office or agency where Securities may be presented for payment ("Paying Agent") and an office or agency where securities may be presented for conversion ("Conversion Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may appoint or change one or more co-registrars, one or more additional paying agents and one or more additional conversion agents without notice and may act in any such capacity on its own behalf. The term "Paying Agent" includes any additional paying agent; the term "Conversion Agent" includes any additional conversion agent. The Company shall notify the Trustee of the name and address of any Agent not a party to this Indenture. If the Company fails to maintain a Registrar, Paying Agent or Conversion Agent, the Trustee shall act as such. The Company initially appoints the Trustee as Paying Agent, Registrar and Conversion Agent.

          SECTION 2.4    Paying Agent to Hold Money in Trust.
                         -----------------------------------
          The Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Securityholders or the Trustee all money held by the Paying Agent for the payment of principal of or interest on the Securities, and will notify the Trustee of any default by the Company in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent shall have no further liability for the money. If the Company acts as Paying Agent, it shall segregate and hold as a separate trust fund all money held by it as Paying Agent.

          SECTION 2.5    Securityholder Lists.
                         --------------------
          The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee in writing at least 5 Business Days before each interest payment date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders.

          SECTION 2.6    Transfer and Exchange.
                         ---------------------
          Subject to the provisions of Section 2.14 hereof, where Securities (other than Global Securities) are presented to the Registrar or a co-registrar with a request to register the transfer or to exchange them for an equal principal amount of Securities of other denominations, the Registrar shall register the transfer or make the exchange if the requirements of Section 8-401(1) of the Uniform Commercial Code are met. To permit registrations of transfer and exchanges, the Trustee shall authenticate Securities at the Registrar's request. No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer, registration of transfer or exchange of Securities, other than exchanges pursuant to Sections 2.10, 3.6, 9.5 or 10.2 not involving any transfer.

          Prior to the due presentation for registration of transfer of any Security, the Company, the Trustee, the Paying Agent, the Registrar or any co-registrar may deem and treat the person in whose name a Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and interest on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and none of the Company, the Trustee, the Paying Agent, the Registrar or any co-registrar shall be affected by notice to the contrary.

          SECTION 2.7    Replacement Securities.
                         ----------------------
          If a mutilated Security is surrendered to the Registrar or if the Holder of a Security claims that the Security has been mutilated, lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security if the requirements of Section 8-405 of the Uniform Commercial Code are met. If required by the Trustee or the Company, an indemnity bond must be sufficient in the judgment of both to protect the Company, the Trustee, any Agent or any authenticating agent from any loss which any of them may suffer if a Security is replaced. The Company may charge for its expenses in replacing a Security.

          Every replacement Security is an additional obligation of the Company.

          SECTION 2.8    Outstanding Securities.
                         ----------------------
          The Securities outstanding at any time are all the Securities authenticated by the Trustee except for those converted, those cancelled by it, those delivered to it for cancellation and those described in this Section as not outstanding.

          If a Security is replaced pursuant to Section 2.7, it ceases to be outstanding unless the Trustee receives proof satisfactory to it, or a court holds, that the replaced Security is held by a bona fide purchaser.

          If Securities are considered paid under Section 4.1, they cease to be outstanding and interest on them ceases to accrue.

          A Security will continue to be outstanding if the Company or an Affiliate holds such Security until such Security has been delivered to the Trustee for cancellation.

          SECTION 2.9    Securities Held by the Company
                         or an Affiliate.
                         ------------------------------
          In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company or an Affiliate shall be disregarded, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Trustee knows are so owned shall be so disregarded.

          SECTION 2.10   Temporary Securities.
                         --------------------
          Until definitive securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Securities in exchange for temporary Securities.

          SECTION 2.11   Cancellation.
                         ------------
          The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar, Paying Agent and Conversion Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange, payment or conversion. The Trustee and no one else shall cancel all securities surrendered for registration of transfer, exchange, payment, conversion or cancellation and shall destroy cancelled Securities and deliver a certificate of such destruction to the Company unless the Company directs the Trustee to deliver cancelled Securities to the Company. The Company may not issue new securities to replace Securities that it has paid or delivered to the Trustee for cancellation or that any Securityholder has converted pursuant to
Article 10.

          SECTION 2.12   Defaulted Interest.
                         ------------------
          If and to the extent the Company defaults in a payment of interest on the Securities, it shall pay the defaulted interest in any lawful manner. It may pay the defaulted interest to the persons who are Securityholders on a subsequent special record date, which date shall be at least 5 Business Days prior to the payment date. The Company shall fix such record date and payment date, and at least 15 days before any such record date, the Company shall mail or cause to be mailed to Securityholders a notice that states the record date, payment date and amount of defaulted interest to be paid. Notwithstanding the foregoing, the Company may make payment of any defaulted interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange if after notice given by the Company to the Trustee of such proposed method of payment, such payment shall be deemed practicable by the Trustee in its sole discretion.

          SECTION 2.13   Legends on Restricted Securities.
                         --------------------------------
          During the period beginning on the Original Issuance Date and ending on the date three years from the Final Issuance Date, all Securities issued hereunder, and all Securities issued upon registration of transfer of, or in exchange for, such Securities, shall be "Restricted Securities" and shall be subject to the restrictions on transfer provided in the legend set forth on the face of the form of Security; PROVIDED, HOWEVER, that the term "Restricted Securities" shall not include Securities as to which such restrictions on transfer have been terminated in accordance with Section 2.14. All Restricted Securities shall bear the legend set forth on the face of the Security and the box specifying the manner of sale on the back of the Security. Securities which are not Restricted Securities shall not bear such legend or box.

          SECTION 2.14   Restrictions on Transfer.
                         ------------------------
          Every Restricted Security shall be subject to the restrictions on transfer provided in the legend required to be set forth on the face of each Restricted Security, unless such restrictions on transfer shall be waived by the written consent of the Company, and the holder of each Restricted Security, by such holder's acceptance thereof, agrees to be bound by such restrictions on transfer.

          No registration of transfer or exchange for a Security shall be made within three years after the Original Issuance Date unless the transfer or exchange for which the Security is presented or surrendered is made (a) to the Company, (b) to a "Qualified Institutional Buyer" in compliance with Rule 144A under the Securities Act or (c) pursuant to an exemption from registration under Rule 144 under the Securities Act, if available or (d) pursuant to a registration statement which has been declared effective under the Securities Act (and which continues to be effective at the time of such transfer). Prior to any proposed transfer of a Security bearing a restrictive legend and manner of transfer box set forth on the face thereof, the Holder thereof must check the appropriate box set forth on the reverse of the certificate evidencing such Security relating to the manner of such transfer and submit the certificate to the Trustee. If any Holder proposes to transfer Securities while such Security bears such legend, the Holder will be required to furnish to the Company or the Trustee such certifications, legal opinions or other information as the Company or the Trustee may reasonably require to confirm that the proposed transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

          The restrictions imposed by this Section 2.14 and Section 2.13 upon the transferability of any particular Restricted Security shall cease and terminate upon the earlier of (i) three years after the Final Issuance Date and
(ii) upon the declaration of effectiveness of a registration statement under the Securities Act registering the sale of such Restricted Security, unless the Holder thereof is an affiliate of the Company within the meaning of Rule 144 (or such successor provision).

          As used in the preceding two paragraphs of this Section 2.14, the term "transfer" encompasses any sale, transfer or other disposition of any securities referred to herein.

          No service charge shall be made to any holder for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities.

          SECTION 2.15 GLOBAL SECURITIES. If the Company shall establish pursuant to an authentication order delivered pursuant to Section 2.2 that one or more securities are to be issued in whole or in part in the form of one or more Global Securities, then the Company shall execute and the Trustee shall authenticate and deliver one or more Global Securities in temporary or permanent form that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of the outstanding Securities to be represented by one or more Global Securities, (ii) shall be registered in the name of the Depository for such Global Security or Global Securities or the nominee of such Depository, (iii) shall be delivered by the Trustee to such Depository or pursuant to such Depository's instruction and (iv) shall bear a legend substantially to the following effect: "Unless and until it is exchanged in whole or in part for Securities in definitive form, this Security may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository."

          Notwithstanding any other provision of this Section 2.15 or Section 2.6, unless and until it is exchanged in whole or in part for Securities in definitive form, a Global Security representing all or a portion of the Securities may not be transferred except as a whole by the Depository to a nominee of such Depository or by a nominee of such Depository to such Depository or another nominee of such Depository or by such nominee to a successor Depository or a nominee of such successor Depository.

          If at any time the Depository for the Securities notifies the Company that it is unwilling or unable to continue as Depository for the Securities or if at any time the Depository for the Securities shall no longer be registered or in good standing under the Exchange Act, or other applicable statute or regulation, the Company shall appoint a successor Depository with respect to the Securities. If a successor Depository for the securities is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, the Company will execute, and the Trustee, upon receipt of an order for the authentication and delivery of definitive Securities, will authenticate and deliver, Securities in definitive form in an aggregate principal amount equal to the principal amount of the Global Security or Global Securities in exchange for such Global Security or Global Securities.

          The Company may at any time and in its sole discretion determine that the Securities issued in the form of one or more Global Securities shall no longer be represented by such Global Security or Global Securities. In such event, the Company will execute, and the Trustee, upon receipt of a Company order for the authentication and delivery of definitive Securities, will authenticate and deliver, Securities in definitive form and in an aggregate principal amount equal to the principal amount of such Global Security or Global Securities in exchange for such Global Security or Global Securities.

          If specified by the Company, the Depository of the Securities may surrender a Global Security in exchange in whole or in part for Securities in definitive form on such terms as are acceptable to the Company and such Depository. Thereupon, the Company shall execute and the Trustee, upon written order of the Company, shall authenticate and deliver, without charge to the Holder,

          (i) to each person specified by the Depository a new Security or Securities of any authorized denomination as requested by such person in aggregate principal amount equal to and in exchange for such person's beneficial interest in the Global Security; and

          (ii) to the Depository a new Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities delivered to Holders thereof.

          Upon the exchange of a Global Security for Securities in definitive form and a new Global Security, if any, such exchanged Global Security shall be cancelled by the Trustee. Securities issued in exchange for a Global Security pursuant to this Section 2.15 shall be registered in such names and in such authorized denominations as the Depository for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee in writing. The Trustee shall deliver such Securities to the persons in whose names and Securities are so registered as instructed in writing by the Depository.


                                      ARTICLE 3

                                      REDEMPTION

          SECTION 3.1    Redemption Prices.
                         -----------------
          On or after June 16, 2000, the Company may, at its option, redeem all or from time to time part of the Securities on any business day prior to maturity upon notice as set forth in Section 3.3 and at the optional redemption prices set forth in the form of Security herewith, together with accrued interest to the date fixed for redemption.

          SECTION 3.2    Selection of Securities To Be Redeemed.
                         --------------------------------------
          If less than all the Securities are to be redeemed, the Company will give the Trustee written notice in the form of an Officers' Certificate not fewer than 45 days prior to the redemption date as to the aggregate principal amount of Securities to be redeemed and the Trustee shall select the Securities to be redeemed pro rata or by lot or such method as may be required by any exchange on which the Securities are listed or such other method as the Trustee in its discretion shall deem fair. The Trustee may select for redemption portions of the principal of Securities that have denominations larger than $1,000. Securities and portions of them it selects shall be in amounts of $1,000 or whole multiples of $1,000. If any Security selected for partial redemption is converted in part or repurchased in part pursuant to the exercise of the Repurchase Right, in either case, after such selection, the converted or repurchased portion of such Security shall be deemed (so far as may be) to be the portion to be selected for redemption. The Securities (or portions thereof) so selected shall be deemed duly selected for redemption for all purposes hereof, notwithstanding that any such Security is converted or repurchased as a whole or in part before the mailing of the notice of redemption. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption.

          Upon any redemption of less than all of the Securities, the Company and the Trustee may treat as outstanding any Securities surrendered for conversion or for repurchase pursuant to the exercise of the Repurchase Right, in either case during the period of 15 days next preceding the mailing of a notice of redemption and need not treat as outstanding any Security authenticated and delivered during such period in exchange for the unconverted or unrepurchased portion of any security converted or repurchased in part during such period.

          SECTION 3.3    Notice of Redemption.
                         --------------------
          At least 20 days but not more than 60 days before a redemption date, the Company shall mail in the manner prescribed in Section 13.2 a notice of redemption to each Holder whose Securities are to be redeemed.

          The notice shall identify the Securities and the principal amount thereof to be redeemed and shall state:

          (1)  the redemption date;

          (2) the redemption price (including the amount of accrued interest to be paid on the Securities called for redemption);

          (3)  the conversion price;

          (4)  the name and address of the Paying Agent and Conversion Agent;

          (5) that Securities called for redemption may be converted at any time up to ten calendar days before the close of business on the redemption date;

          (6) that Holders who want to convert Securities must satisfy the requirements in paragraph 8 of the Securities;

          (7) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price; and

          (8) that interest on Securities called for redemption ceases to accrue on and after the redemption date.

          At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at its expense.

          SECTION 3.4    Effect of Notice of Redemption.
                         ------------------------------
          Once notice of redemption is mailed, Securities called for redemption shall (a) unless theretofore converted into Common Stock or repurchased pursuant to the Repurchase Right, become due and payable on the redemption date at the redemption price; (b) on and after the redemption date (except as provided in Section 3.5) cease to bear interest; and (c) after the date ten calendar days prior to the date fixed for redemption cease to be convertible into Common Stock (except as provided in Section 3.5).

          SECTION 3.5    Deposit of Redemption Price.
                         ---------------------------
          On or before the redemption date, the Company shall deposit with the Paying Agent money in funds immediately available on the redemption date sufficient to pay the redemption price of and accrued interest on all Securities to be redeemed on that date. The Paying Agent shall return to the Company any money not required for that purpose because of conversion of Securities.

          Notwithstanding the foregoing, the Trustee shall not redeem any Securities or mail any notice of optional redemption during the continuance of a default in payment of interest or premium on the Securities or of any Event of Default. If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and premium, if any, shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate borne by the Security and such Security shall remain convertible into Common Stock until the principal and premium, if any, shall have been paid or duly provided for.

          SECTION 3.6    Securities Redeemed in Part.
                         ---------------------------
          Upon surrender of a Security that is redeemed in part, the Trustee shall authenticate for the Holder a new Security equal in principal amount to the unredeemed portion of the Security surrendered.

          If any Security selected for partial redemption is converted in part, the converted portion of such Security shall deemed (so far as may be) to be the portion selected for redemption.

          SECTION 3.7    Conversion Arrangement on Call
                         for Redemption.
                         ------------------------------
          In connection with any redemption of Securities, the Company may arrange for the purchase and conversion of any Securities by an agreement with one or more investment bankers or other purchasers to purchase such Securities by paying to the Trustee in trust for the Securityholders, on or before the close of business on the date fixed for redemption, an amount not less than the applicable redemption price, together with interest accrued to the date fixed for redemption, of the Securities to be redeemed which have not been converted. Notwithstanding anything to the contrary contained in this Article 3, the obligation of the Company to pay the redemption price of such Securities, together with interest accrued to the date fixed for redemption, shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers. If such an agreement is entered into, any Securities not duly surrendered for conversion by the Holders thereof may, at the option of the Company, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such Holders and (notwithstanding anything to the contrary contained in Article 10) surrendered by such purchasers for conversion, all as of immediately prior to the close of business on the date fixed for redemption, subject to payment of the above amount as aforesaid. The Trustee shall hold and dispose of any such amount paid to it in the same manner as it would moneys deposited with it by the Company for the redemption of Securities.



                                      ARTICLE 4

                                      COVENANTS

          SECTION 4.1    Payment of Securities.
                         ---------------------
          The Company shall pay the principal of and interest on the Securities on the dates and in the manner provided in the Securities. Principal and interest shall be considered paid on the date due if the Trustee or the Paying Agent holds on that date in accordance with this Indenture money sufficient to pay all principal and interest then due.

          The Company shall pay interest on overdue principal at the rate borne by the Securities. The Company shall pay interest on overdue installments of interest at the same rate to the extent lawful.

          SECTION 4.2    Maintenance of Office or Agency.
                         -------------------------------
          The Company will maintain an office or agency (which may be an office of the Trustee, or an office of the Registrar) where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

          The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

          The Company hereby designates the Corporate Trust Office of the Trustee as one such office or agency of the Company in accordance with Section 2.3.

          SECTION 4.3    SEC Reports.
                         -----------
          The Company shall file with the Trustee within 15 days after it files them with the SEC copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934. The Company also shall comply with the other provisions of TIA Sec. 314(a).

          So long as the Securities remain outstanding, the Company shall cause its annual reports to shareholders and any other financial reports furnished by it to shareholders generally, to be mailed to the Holders at their addresses appearing in the register of Securities maintained by the Registrar.

          SECTION 4.4    Compliance Certificate.
                         ----------------------
          The Company shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company an Officers' Certificate stating whether or not the signers know of any Default that occurred during the fiscal year. If they do, the certificate shall describe the Default and its status. The certificate need not comply with
Section 13.5.

          SECTION 4.5    Delivery of Certain Information.
                         -------------------------------
          At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, upon the request of a Holder of a Restricted Security, the Company will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Holder and to any prospective purchaser of such Restricted Security designated by such Holder in order to permit compliance by such Holder or beneficial owner with Rule 144A under the Securities Act in connection with the resale of such Security by such Holder or beneficial owner. "Rule 144A Information" shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto).

          SECTION 4.6    Resale of Certain Securities.
                         ----------------------------
          During the period of three years after the Final Issuance Date, the Company shall not, and shall not permit any of its "affiliates" (as defined under Rule 144 under the Securities Act) to, resell any Securities, or shares of Common Stock issuable upon conversion of the Securities, which constitute "restricted securities" under Rule 144, that are acquired by any of them within the United States or to U.S. persons (as defined in Regulation S) except pursuant to an effective registration statement under the Securities Act or an applicable exemption therefrom. The Trustee shall have no responsibility or liability in respect of the Company's performance of its agreement in the preceding sentence.


                                      ARTICLE 5

                                      SUCCESSORS

          SECTION 5.1    When Company May Merge, etc.
                         ----------------------------
          The Company shall not consolidate with or merge into, or transfer or lease all or substantially all of its assets to, any person unless:

          (1) the person formed by or surviving any such consolidation or merger (if other than the Company), or to which such sale or conveyance shall have been made, is a corporation organized and existing under the laws of the United States, any state thereof or the District of Columbia;

          (2) the person formed by or surviving any such consolidation or merger (if other than the Company), or to which such sale or conveyance shall have been made, assumes by supplemental indenture in a form satisfactory to the

     Trustee all the obligations of the Company under the Securities and this Indenture, except that it need not assume the obligations of the Company as to the conversion of the Securities if pursuant to Section 10.14 the Company or another person enters into a supplemental indenture obligating it to deliver securities, cash or other assets upon conversion of Securities; and

          (3) immediately after giving effect to such transaction no Default or Event of Default exists.

          The Company shall deliver to the Trustee prior to the consummation of the proposed transaction an Officers' Certificate to the foregoing effect and an opinion of Counsel, each stating that the proposed transaction and such supplemental indenture comply with this Indenture.

          SECTION 5.2    Successor Corporation Substituted.
                         ---------------------------------
          Upon any consolidation with or merger into any other corporation, or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 5.1, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein, and thereafter the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Securities.


                                      ARTICLE 6

                                DEFAULTS AND REMEDIES

          SECTION 6.1    Events of Default.
                         -----------------
          An "Event of Default" occurs if:

          (1) the Company defaults in the payment of interest on any Security when the same becomes due and payable and the Default continues for a period of 30 days;

          (2) the Company defaults in the payment of the principal of any Security when the same becomes due and payable at maturity, upon redemption or exercise of a Repurchase Right (as defined below) or otherwise;

          (3) the Company defaults in the payment of Debt of at least $5,000,000 at maturity and such default continues for 30 days after notice given as specified below or a default by the Company on any Debt occurs and, as a result, payment of at least $5,000,000 principal amount of Debt is accelerated (other than by operation of this clause) without such acceleration having been cured, waived, rescinded, or annulled for 30 days after notice given as specified below;

          (4) the Company fails to comply with any of its other agreements in the Securities or this Indenture and the Default continues for the period and after the notice specified below in this Section;

          (5)  the Company pursuant to or within the meaning of any Bankruptcy
     Law:

               (A)  commences a voluntary case,

               (B) consents to the entry of an order for relief against it in an involuntary case,

               (C) consents to the appointment of a Custodian of it or for all or substantially all of its property, or

               (D)  makes a general assignment for the benefit of its creditors;
          or

          (6) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

               (A)  is for relief against the Company in an
          involuntary case,

               (B) appoints a Custodian of the Company or for all or substantially all of its property, or

               (C)  orders the liquidation of the Company,

     and the order or decree remains unstayed and in effect for 60 days.

          The term "Bankruptcy Law" means Title 11, U.S. Code or any similar Federal or State law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator, custodian or similar official under any Bankruptcy Law.

          The 30 day period referred to in clause (3) above shall commence on the date that the Trustee or the Holders of at least 25% in principal amount of the Securities first notify the Company of the Default in the payment of Debt or acceleration of the payment of Debt. In addition, if such default in Debt does not continue or such acceleration is subsequently cured, waived, rescinded or annulled, any acceleration of the Securities solely as a result of an Event of Default under clause (3) will also be rescinded without any further action of the Trustee or the Securityholders. The Trustee will not be considered to have knowledge of the default in the payment of Debt or acceleration of the payment of Debt under clause (3) unless a Trust Officer of it has actual knowledge of it or receives notice from the Company, the Representative of any Debt payment of which is accelerated, the holder of any such Debt that has no Representative or the Holders of at least 5% in principal amount of the Securities. The Company, immediately upon the occurrence thereof, will give written notice of the occurrence of any event which is an Event of Default under clause (3).

          A Default under clause (4) is not an Event of Default until the Trustee or the Holders of at least 25% in principal amount of the Securities notify the Company of the Default and the Company does not cure the Default within 60 days after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default".

          SECTION 6.2    Acceleration.
                         ------------
          If an Event of Default specified in Section 6.1(5) or 6.1(6) occurs and is continuing, automatically the principal of all the Securities and the interest thereon shall become immediately due and payable. If any other Event of Default occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in principal amount of the Securities by notice in writing to the Company and the Trustee, may declare the principal of and accrued interest on all the Securities to be due and payable. Upon such declaration such principal and interest shall be due and payable immediately. The Holders of a majority in principal amount of the Securities by notice to the Trustee may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of the acceleration.

          SECTION 6.3    Other Remedies.
                         --------------
          If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal of or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

          The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

          SECTION 6.4    Waiver of Past Defaults.
                         -----------------------
          The Holders of a majority in principal amount of the Securities by notice to the Trustee may waive an existing Default and its consequences except a Default in the payment of the principal of or interest on any Security or a Default under Article 10. When a Default is waived, it is deemed cured, but no such waiver shall extend to any subsequent or other Default or impair any consequent right.

          SECTION 6.5    Control by Majority.
                         -------------------
          The Holders of a majority in principal amount of the Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or, subject to Section 7.1, that the Trustee determines is unduly prejudicial to the rights of other Securityholders, or would involve the Trustee in personal liability.


          SECTION 6.6    Limitation on Suits.
                         -------------------
          A Securityholder may pursue a remedy with respect to this Indenture or the Securities only if:

          (1) the Holder gives to the Trustee notice of a continuing Event of Default;

          (2) the Holders of at least 25% in principal amount of the Securities make a request to the Trustee to pursue the remedy;

          (3) such Holder or Holders offer to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

          (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

          (5) during such 60-day period the Holders of a majority in principal amount of the Securities do not give the Trustee a direction inconsistent with the request.

          A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over another Securityholder.

          SECTION 6.7    Rights of Holders to Receive Payment.
                         ------------------------------------
          Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to receive payment of principal and interest on the Security, on or after the respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Holder.

          Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to bring suit for the enforcement of the right to convert the Security shall not be impaired or affected without the consent of the Holder.

          SECTION 6.8    Collection Suit by Trustee.
                         --------------------------
          If an Event of Default under Section 6.1(1) or 6.1(2) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount of principal and interest remaining unpaid.

          SECTION 6.9    Trustee May File Proofs of Claim.
                         --------------------------------
          The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee, any predecessor Trustee and the Securityholders allowed in any judicial proceedings relative to the Company, its creditors or its property.

          Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of the Securities any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of the Securities in any such proceeding.

          SECTION 6.10   Priorities.
                         ----------
          If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order:

          First:    to the Trustee and any predecessor Trustee for amounts due under Section 7.7;

          Second:   to holders of Senior Debt to the extent required by Article
     11;

          Third:    to Securityholders for amounts due and unpaid on the
     Securities for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal and interest, respectively; and

          Fourth:   to the Company.

          The Trustee may fix a record date and payment date for any payment by it to Securityholders.

          SECTION 6.11   Undertaking for Costs.
                         ---------------------
          In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit other than the Trustee of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.7 or a suit by Holders of more than 10% in principal amount of the Securities.


                                      ARTICLE 7

                                       TRUSTEE

          SECTION 7.1    Duties of Trustee.
                         -----------------
          (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

          (b)  Except during the continuance of an Event of Default:

          (1) The Trustee need perform only those duties that are specifically set forth in this Indenture and in Sections 2(c) and 2(e) of the Registration Rights Agreement, but no others.

          (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

          (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

          (1) This paragraph does not limit the effect of paragraph (b) of this Section.

          (2) The Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

          (3) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.5.

          (d) Every provision of this Indenture and the Registration Rights Agreement that in any way relates to the Trustee is subject to paragraphs (a),
(b) and (c) of this Section.

          (e) The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense.

          (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

          SECTION 7.2    Rights of Trustee.
                         -----------------
          (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any factual matter stated in the document.

          (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate and/or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Certificate or Opinion.

          (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

          (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; PROVIDED, HOWEVER, that the Trustee's conduct does not constitute wilful misconduct, negligence or bad faith.

          SECTION 7.3    Individual Rights of Trustee.
                         ----------------------------
          The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or an Affiliate with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to Sections
7.10 and 7.11.

          SECTION 7.4    Trustee's Disclaimer.
                         --------------------
          The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement in the Securities other than its authentication or from any recitals or statements of fact not relating to the Trustee in the Indenture.

          SECTION 7.5    Notice of Defaults.
                         ------------------
          If a Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to Securityholders a notice of the Default within 90 days after it occurs. Except in the case of a Default in payment on any Security, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of Securityholders.

          SECTION 7.6    Reports by Trustee to Holders.
                         -----------------------------
          Within 60 days after the reporting date stated in this Section 7.6, the Trustee shall mail to such Securityholders as required by TIA Sec. 313(c) a brief report dated as of such reporting date that complies with TIA Sec. 313(a). The Trustee also shall comply with TIA Sec. 313(b)(2).

          A copy of each report at the time of its mailing to Securityholders shall be filed by the Trustee with the SEC and each stock exchange on which the Securities are listed. The Company shall notify the Trustee when the securities are listed on any stock exchange.

          The reporting date for this Section 7.6 is December 15 of each year. The first reporting date is December 15, 1996.

          SECTION 7.7    Compensation and Indemnity.
                         --------------------------
          The Company shall pay to the Trustee from time to time reasonable compensation for its services. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred or paid by it, including costs of collection, costs of preparing and reviewing reports, certificates and other documents, costs of preparation and mailing of notices to Securityholders and reasonable costs of counsel retained by the Trustee in connection with the delivery of an Opinion of Counsel or otherwise, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Trustee's agents, counsel, accountants and experts. The Company shall indemnify the Trustee against any and all loss, liability or expense (including attorneys' fees) incurred by it in connection with the administration of this trust and the performance of its duties hereunder, including the costs and expenses of enforcing this Indenture (including this section 7.7) and of defending itself against any claims (whether asserted by any Securityholder, the Company or otherwise). The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder. The Company shall defend the claim, with counsel reasonably acceptable to the Trustee, and the Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of one such counsel. The Company need not reimburse any expense or indemnify against any loss, liability or expense incurred by the Trustee through the Trustee's own wilful misconduct, negligence or bad faith.


          To secure the Company's payment obligations in this Section, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee other than money or property held in trust to pay principal of and interest on particular Securities. The Trustee's right to receive payment of any amounts due under this Section 7.7 shall not be subordinate to any other liability or indebtedness of the Company.

          The Company's payment obligations pursuant to this Section shall survive the discharge of this Indenture.

          When the Trustee incurs expenses after the occurrence of a Default specified in Section 6.1(5) or (6), the expenses are intended to constitute expenses of administration under the Bankruptcy Law.

          SECTION 7.8    Replacement of Trustee.
                         ----------------------
          A resignation or removal of the Trustee and appointment of a successor Trustee's shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section.

          The Trustee may resign by so notifying the Company. The Holders of a majority in principal amount of the Securities may remove the Trustee by so notifying the Trustee and the Company. The Company may remove the Trustee if:

          (1)  the Trustee fails to comply with Section 7.10;

          (2)  the Trustee is adjudged a bankrupt or an insolvent;

          (3) a receiver or public officer takes charge of the Trustee or its property; or

          (4)  the Trustee becomes incapable of acting.

          If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

          If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of a majority in principal amount of the Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          If the Trustee fails to comply with Section 7.10, any Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Securityholders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 7.7.

          SECTION 7.9    Successor Trustee by Merger, etc.
                         ---------------------------------
          If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to another corporation or banking association, the successor corporation without any further act shall be the successor Trustee.

          SECTION 7.10   Eligibility: Disqualification.
                         -----------------------------
          This Indenture shall always have a Trustee who is eligible pursuant to the TIA to act as such and has a combined capital and surplus of at least $50,000,000. If the Trustee publishes reports of condition at least annually, pursuant to law or to the requirements of any supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Trustee shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

          SECTION 7.11   Preferential Collection of
                         Claims Against Company.
                         --------------------------
          The Trustee shall comply with TIA Sec. 311(a), excluding any creditor relationship listed in TIA Sec. 311(b). A Trustee who has resigned or been removed shall be subject to TIA Sec. 311(a) to the extent indicated.

                                      ARTICLE 8

                                DISCHARGE OF INDENTURE

          SECTION 8.1    Termination of Company's Obligations.
                         ------------------------------------
          The Company may terminate all of its obligations under this Indenture if:

          (1) the Securities mature within six months or all of them are to be called for redemption within one year under arrangements satisfactory to the Trustee for giving the notice of redemption; and

          (2) the Company irrevocably deposits in trust with the Trustee money or U.S. Government Obligations sufficient to pay principal and interest on the Securities to maturity or redemption, as the case may be. The Company may make the deposit only during the one-year period within which the Securities are to be called for redemption and only if Article 11 permits it.

However, the Company's obligations in Sections 2.3, 2.4, 2.5, 2.6, 2.7, 4.1, 7.7, 7.8 and 8.3, and in Article 10, shall survive until the Securities are no longer outstanding. Thereafter the Company's obligations in Sections 7.7 and
8.3 shall survive.

          After a deposit the Trustee upon request shall acknowledge in writing the discharge of the Company's obligations under this Indenture except for those surviving obligations specified above.

          In order to have money available on a payment date to pay principal or interest on the Securities, the U.S. Government Obligations shall be payable as to principal or interest on or before such payment date in such amounts as will provide the necessary money. U.S. Government Obligations shall not be callable at the issuer's option.

          "U.S. GOVERNMENT OBLIGATIONS" means direct obligations of the United States of America for the payment of which the full faith and credit of the United States of America is pledged.

          SECTION 8.2    Application of Trust Money.
                         --------------------------
          The Trustee shall hold in trust money or U.S. Government obligations deposited with it pursuant to Section 8.1. It shall apply the deposited money and the money from U.S. Government obligations through the Paying Agent and in accordance with this Indenture to the payment of principal and interest on the Securities. Money and securities so held in trust are not subject to the subordination provisions of Article 11.

          SECTION 8.3    Repayment to Company.
                         --------------------
          The Trustee and the Paying Agent shall promptly pay to the Company upon request any excess money or securities held by them at any time.

          The Trustee and the Paying Agent shall pay to the Company upon request any money held by them for the payment of principal or interest that remains unclaimed for two years; PROVIDED, HOWEVER, that the Trustee or such Paying Agent, before being required to make any such repayment, may, at the expense of the Company, cause to be published once in a newspaper of general circulation in The City of New York or cause to be mailed to each Holder, notice stating that such money remains and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Company. After payment to the Company, Securityholders entitled to the money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person.

          SECTION 8.4    Reinstatement.
                         -------------
          If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with Section 8.1 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.1 until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with Section 8.1; PROVIDED, HOWEVER, that if the Company has made any payment of interest on or principal of any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.


                         ARTICLE 9

                         AMENDMENTS

          SECTION 9.1    Without Consent of Holders.
                         --------------------------
          The Company and the Trustee may amend this Indenture or the Securities without the consent of any Securityholder:

          (1)  to cure any ambiguity, omission, defect or inconsistency;

          (2)  to comply with Sections 5.1 and 10.14;

          (3) to provide for uncertificated Securities in addition to, or in place of certificated Securities; or

          (4) to make any change that does not adversely affect the rights of any Securityholder.

          SECTION 9.2    With Consent of Holders.
                         -----------------------
          The Company and the Trustee may amend this Indenture or the Securities without notice to any Securityholder but with the written consent of the Holders of at least a majority in principal amount of the Securities. However, without the consent of each Securityholder affected, an amendment under this Section may not:

          (1) reduce the amount of Securities whose Holders must consent to an amendment;

          (2) reduce the rate of or change the time for payment of interest on any Security;

          (3)  reduce the principal of or change the fixed maturity        of
     any Security (including, without limitation, the optional redemption provisions or the Repurchase Right);

          (4) make any Security payable in money other than that stated in the Security;

          (5) make any change in Section 6.4, Section 6.7 or Section 9.2 (second sentence);

          (6) make any change that adversely affects the right to convert any Security, including increasing the conversion price of any Security; or

          (7) make any change in Article 11 that adversely affects the rights of any Securityholder.

          An amendment under this Section may not make any change that adversely affects the rights under Article 11 of any holder of an issue of Senior Debt unless the holders of the issue pursuant to its terms consent to the change.


          It shall not be necessary for the consent of the Holders under this
Section 9.2 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent approves the substance thereof.

          Promptly after an amendment under this Section becomes effective, the Company shall mail to Securityholders a notice briefly describing the amendment. The failure to give such notice to all Securityholders or any defect therein shall not impair or affect the validity of an amendment under this Section.

          SECTION 9.3    Compliance with Trust Indenture Act.
                         -----------------------------------
          Every amendment to this Indenture or the Securities shall be set forth in a supplemental indenture that complies with the TIA as then in effect.

          SECTION 9.4    Revocation and Effect of Consents.
                         ---------------------------------
          Until an amendment, direction or waiver becomes effective, a consent to it by a Holder of a Security is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, except as otherwise provided in a consent, direction or waiver, any such Holder or subsequent Holder may revoke the consent as to such Holder's Security or portion of a Security if the Trustee receives the notice of revocation before the date the amendment, direction or waiver becomes effective. An amendment, direction or waiver becomes effective in accordance with its terms and thereafter binds every Securityholder.

          The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Securityholders entitled to give their consent or take any other action described above. If a record date is fixed, then notwithstanding the immediately preceding paragraph, those persons who were Securityholders at such record date (or their duly designated proxies), and only those persons, shall be entitled to give such consent or to revoke any consent previously given or to take any such action, whether or not such persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 120 days after such record date.

          SECTION 9.5    Notation on or Exchange of Securities.
                         -------------------------------------
          If an amendment, direction or waiver changes the terms of a Security, the Company may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation about an amendment, direction or waiver on any Security thereafter authenticated. The Company in exchange for all Securities may issue and the Trustee shall authenticate new Securities that reflect this amendment, direction or waiver. Failure to make the appropriate notation or to issue a new security shall not affect the validity of such amendment, direction or waiver.

          SECTION 9.6    Trustee Protected.
                         -----------------
          The Trustee need not sign any supplemental indenture that adversely affects its rights. The Trustee shall be entitled to receive and rely upon an Opinion of Counsel and an Officers' Certificate that any supplemental indenture complies with the Indenture.

                            ARTICLE 10

                            CONVERSION

          SECTION 10.1   Conversion Privilege.
                         --------------------
          A Holder of a Security may convert it into Common Stock at any time during the period stated in paragraph 8 of the Securities (except that, with respect to any Security or portion of a Security which shall be called for redemption or with respect to which the Company shall have received irrevocable written notice from the holder thereof of such holder's election to exercise the Repurchase Right, such conversion right shall terminate at the close of business on the date ten calendar days prior to the date fixed for redemption or on the date of receipt of such notice of election to exercise the Repurchase Right, as the case may be, unless the Company shall default in payment due upon redemption or repurchase thereof). The number of shares issuable upon conversion of a Security is determined as follows: Divide the principal amount to be converted by the conversion price in effect on the conversion date. Round the result to the nearest 1/100th of a share.

          The initial conversion price is stated in paragraph 8 of the Securities. The conversion price is subject to adjustment.

          A Holder may convert a portion of a Security if the portion is $1,000 or a whole multiple of $1,000. Provisions of this Indenture that apply to conversion of all of a Security also apply to conversion of a portion of it.

          "Common Stock" means Common Stock of the Company as it exists on the date of this Indenture.

          SECTION 10.2   Conversion Procedure.
                         --------------------
          To convert a Security a Holder must satisfy the requirements in paragraph 8 of the Securities. The date on which the Holder satisfies all those requirements is the conversion date. As soon as practical, the Company shall deliver through the Conversion Agent a certificate for the number of full shares of Common Stock issuable upon the conversion and a check in lieu of any fractional share. The person in whose name the certificate is registered shall be treated as a stockholder of record on and after the conversion date.

          Except as described below, no payment or adjustment will be made for accrued interest on a converted Security. Securities having a conversion date which falls during the period from the close of business on a record date preceding an interest payment date to the opening of business on such interest payment date shall (unless any such Securities or the portion thereof being converted shall have been called for redemption on a redemption date between such record date and such interest payment date) also be accompanied by payment of an amount equal to the interest payable on such interest payment date on the principal amount of such Securities then being converted; PROVIDED, HOWEVER, that no such payment need be made if there shall exist, at the conversion date, a default in the payment of interest on the Securities.

          If a Holder converts more than one Security at the same time, the number of full shares issuable upon the conversion shall be based on the total principal amount of the Securities converted.

          Upon surrender of a Security that is converted in part the Trustee shall authenticate for the Holder a new Security equal in principal amount to the unconverted portion of the Security surrendered.


          If the last day on which a Security may be converted is a Legal Holiday in a place where a Conversion Agent is located, the Security may be surrendered to that Conversion Agent on the next succeeding day that is not a Legal Holiday.

          SECTION 10.3   Fractional Shares.
                         -----------------
          The Company will not issue a fractional share of Common Stock upon conversion of a Security. Instead the Company will deliver its check for the current market value of the fractional share. The current market value of a fraction of a share is determined as follows: multiply the current market price of a full share by the fraction. Round the result to the nearest cent.

          The current market price of a share of Common Stock is the Quoted Price of the Common Stock on the last trading day prior to the conversion date. In the absence of such a quotation, the Company shall determine the current market price on the basis of such quotations as it considers appropriate.

          SECTION 10.4   Taxes on Conversion.
                         -------------------
          If a Holder of a Security converts it, the Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of shares of Common Stock upon the conversion. However, the Holder shall pay any such tax which is due because the shares are issued in a name other than the Holder's name.

          SECTION 10.5   Company to Provide Stock.
                         ------------------------
          The Company shall reserve out of its authorized but unissued Common Stock or its Common Stock held in treasury enough shares of Common Stock to permit the conversion of the securities.

          All shares of Common Stock which may be issued upon conversion of the Securities shall be validly issued and fully paid and non-assessable.

          The Company will endeavor to comply with all securities laws regulating the offer and delivery of shares of Common Stock upon conversion of Securities.

          SECTION 10.6   Adjustment for Change in Capital Stock.
                         --------------------------------------
          If the Company:

          (1) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

          (2) subdivides its outstanding shares of Common Stock into a greater number of shares;

          (3) combines its outstanding shares of Common Stock into a smaller number of shares;

          (4) makes a distribution on its Common Stock in shares of its capital stock other than Common Stock; or

          (5) issues by reclassification of its Common Stock any shares of its capital stock,

then the conversion privilege and the conversion price in effect immediately prior to such action shall be adjusted so that the Holder of a Security thereafter converted may receive the number of shares of capital stock of the Company which he would have owned immediately following such action if he had converted the Security immediately prior to such action.

          The adjustment shall become effective immediately after the record date in the case of a dividend or distribution (provided such dividend or distribution thereafter actually occurs) and immediately after the effective date in the case of a subdivision, combination or reclassification.

          If after an adjustment a Holder of a Security upon conversion of it may receive shares of two or more classes of capital stock of the Company, the Board of Directors of the Company shall determine the allocation of the adjusted conversion price between the classes of capital stock. After such allocation, the conversion privilege and the conversion price of each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Article.

          SECTION 10.7   Adjustment for Rights Issue.
                         ---------------------------
          If the Company distributes any rights or warrants to all holders of its Common Stock entitling them for a period expiring within 60 days after the record date mentioned below to purchase shares of Common Stock at a price per share less than the current market price per share on that record date, the conversion price shall be determined by the Company and shall be adjusted in accordance with the formula:

                                       N x P
                                       -----
                        AC = CC x O +    M
                                  ----------
                                    O + N

where:
          AC = the adjusted conversion price.
          CC = the current conversion price.
           O = the number of shares of Common Stock outstanding on the record date.
           N = the number of additional shares of Common Stock offered.
           P = the offering price per share of the additional shares.
           M = the current market price per share of Common Stock on the record date.

          The adjustment shall be made successively whenever any such rights or warrants are issued and shall become effective immediately after the record date for the determination of stockholders entitled to receive the rights or warrants.

          SECTION 10.8   Adjustment for other Distributions.
                         ----------------------------------
          If the Company distributes to all holders of its Common Stock any of its assets or debt securities or any rights or warrants to purchase securities, other than Common Stock, of the Company, the conversion price shall be determined by the Company and shall be adjusted in accordance with the formula:

                               AC = CC x M-F
                                        ----
                                          M

where:

          AC = the adjusted conversion price.
          CC = the current conversion price.
           M = the current market price per share of Common Stock on the record date mentioned below.
           F = The fair market value on the record date of the assets, . . securities, rights or warrants applicable to one share of Common . . Stock. The Board of Directors of the Company shall determine the . .
     fair market value.

          The adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution.

          This Section does not apply to cash dividends or cash distributions paid out of consolidated net income or retained earnings as shown on the books of the Company maintained for reporting in accordance with generally accepted accounting principles. Also, this Section does not apply to rights or warrants referred to in Section 10.7. In addition, no adjustment shall be made if F is greater than M as a result of a distribution by the Company to a holder of its Common Stock entitling them to purchase shares of Common Stock at a price per share above the current market price per share.

          SECTION 10.9   Current Market Price.
                         --------------------
          In Sections 10.7 and 10.8 the current market price per share of Common Stock on any date is the average of the Quoted Prices of the Common Stock for 30 consecutive trading days commencing 45 trading days before the date in question. In the absence of one or more such quotations, the Board of Directors of the Company shall determine the current market price on the basis of such quotations as it considers appropriate.

          SECTION 10.10  When Adjustment May Be Deferred.
                         -------------------------------
          No adjustment in the conversion price need be made unless the adjustment would require an increase or decrease of at least $.25 in the conversion price. Any adjustments that are not made shall be carried forward and taken into account at the earlier of any subsequent adjustment or three years after the event giving rise to the adjustment.

          All calculations under this Article shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

          SECTION 10.11  When No Adjustment Required.
                         ---------------------------
          No adjustment need be made for rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest.

          No adjustment need be made for a change in the par value of the Common Stock.

          To the extent the Securities become convertible into cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

          Anything in this Article 10 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the conversion price in addition to those required by this Article 10 as the Company in its discretion shall determine to be advisable in order that any stock dividends, subdivision of shares, distribution of rights to purchase stock or securities, or a distribution of securities convertible into or exchangeable for stock hereafter made by the Company to its stockholders shall not be taxable.

          SECTION 10.12  Notice of Adjustment.
                         --------------------
          Whenever the conversion price is adjusted, the Company shall promptly mail to Securityholders a notice of the adjustment. The Company shall file with the Trustee a certificate from the Company's independent public accountants (which may include the independent public accountant who regularly audits the Company) briefly stating the facts requiring the adjustment and the manner of computing it. The certificate shall be conclusive evidence that the adjustment is correct.

          SECTION 10.13  Notice of Certain Transactions.
                         ------------------------------
          If:

          (1) the Company takes any action that would require an adjustment in the conversion price pursuant to Sections 10.6, 10.7 or 10.8 (irrespective of Section 10.11) and the Securityholders are not to participate on a basis and with notice contemplated by Section 10.11;

          (2) the Company takes any action that would require a supplemental indenture pursuant to Section 10.14; or

          (3)  there is a liquidation or dissolution of the Company,

the Company shall mail to Securityholders a notice stating the proposed record date for a dividend or distribution or the proposed effective date of a subdivision, combination, reclassification, consolidation, merger, transfer, lease, liquidation or dissolution. The Company shall mail the notice at least 15 days before such date. Failure to mail the notice or any defect in it shall not affect the validity of the transaction.

          SECTION 10.14  Reorganization of Company.
                         -------------------------
          If the Company is a party to a transaction subject to Section 5.1 or a merger which reclassifies or changes its outstanding Common Stock, the person obligated to deliver securities, cash or other assets upon conversion of Securities shall enter into a supplemental indenture. If the issuer of securities deliverable upon conversion of Securities is an affiliate of the surviving, transferee or lessee corporation, that issuer shall join in the supplemental indenture.

          The supplemental indenture shall provide that the Holder of a Security may convert it into the kind and amount of securities, cash or other assets which he would have owned immediately after the consolidation, merger, transfer or lease if he had converted the Security immediately before the effective date of the transaction. The supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Article. The successor Company shall mail to Securityholders a notice briefly describing the supplemental indenture.

          If this Section applies, Section 10.6 does not apply.

          SECTION 10.15  Company Determination Final.
                         ---------------------------
          Any determination that the Company or the Board of Directors must make pursuant to Sections 10.3, 10.6, 10.8, 10.9 or 10.11 is conclusive.

          SECTION 10.16  Trustee's Disclaimer.
                         --------------------
          The Trustee has no duty to determine when an adjustment under this Article or under the terms of the Securities should be made, how it should be made or what it should be. The Trustee has no duty to determine whether any provisions of a supplemental indenture under Section 10.15 are correct. The Trustee makes no representation as to the validity or value of any securities or assets issued upon conversion of Securities. The Trustee shall not be responsible for the Company's failure to comply with this Article. Each Conversion Agent other than the Company shall have the same protection under this Section as the Trustee.

          SECTION 10.17  Restrictions on Transfer of Common Stock.
                         ----------------------------------------
          Any shares of Common Stock issuable in respect of the conversion of Securities in accordance with this Article 10 shall be subject to the restrictions on transfer specified in Section 2.14, and the Company shall cause such shares of Common Stock to bear the following legend:

          "THE COMMON STOCK EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. THE HOLDER HEREOF (1) REPRESENTS IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT); (2) AGREES THAT UNTIL THE EXPIRATION OF THE THREE YEARS AFTER THE DATE OF ORIGINAL ISSUANCE OF THE DEBENTURES UPON THE CONVERSION OF WHICH THE COMMON STOCK EVIDENCED HEREBY WAS ISSUED (THE "ORIGINAL ISSUANCE DATE"), IT WILL NOT RESELL OR OTHERWISE TRANSFER THE COMMON STOCK EVIDENCED HEREBY EXCEPT (A) TO INACOM CORP., (B) TO A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES
ACT) IN COMPLIANCE WITH RULE 144A, (C) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, OR (D) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER); (3) AGREES THAT PRIOR TO SUCH TRANSFER, IT WILL FURNISH TO THE COMPANY OR THE TRANSFER AGENT SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THEY MAY

REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT; AND (4) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE COMMON STOCK EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2(D) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. THIS LEGEND WILL BE REMOVED (A) AFTER THE EXPIRATION OF THREE YEARS FROM THE ORIGINAL ISSUANCE DATE OR (B) UPON THE EARLIER SATISFACTION OF THE TRANSFER AGENT THAT THE COMMON STOCK EVIDENCED HEREBY HAS BEEN OR IS BEING OFFERED AND SOLD IN COMPLIANCE WITH CLAUSE 2(C) OR 2(D)."

                                      ARTICLE 11

                                    SUBORDINATION

          SECTION 11.1   Agreement to Subordinate.
                         ------------------------
          The Company agrees, and each Securityholder by accepting a Security agrees, that the indebtedness evidenced by the Securities and the payment of principal thereof (including any repurchase pursuant to the exercise of any Repurchase Right) are subordinated in right of payment, to the extent and in the manner provided in this Article, to the prior payment in full of all Senior Debt and that the subordination is for the benefit of the holders of Senior Debt.

          Money and securities held in trust pursuant to Article 8 are not subject to the subordination provisions of this Article 11.

          SECTION 11.2   Certain Definitions.
                         -------------------
          "DEBT" means, with respect to any person, the principal of, and premium, if any, and interest on (a) all indebtedness of such person for borrowed money (including all indebtedness evidenced by notes, bonds, debentures or other securities sold by such person for money), (b) all indebtedness incurred by such person in the acquisition (whether by way of purchase, merger, consolidation or otherwise and whether by such person or another person) of any business, real property or other assets (except assets acquired in the ordinary course of the conduct of the acquiror's usual business), (c) guarantees by such person of indebtedness described in clause (a) or (b) of any other person, (d) all renewals, extensions, refundings, deferrals, restructurings, amendments and modifications of any such indebtedness, obligation or guarantee (e) all reimbursement obligations of such person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such person, (f) all capital lease obligations of such person, and (g) all net obligations of such person under interest rate swap or similar agreements of such person.

          "REPRESENTATIVE" means the indenture trustee or other trustee, agent or representative for an issue of Senior Debt.

          "SENIOR DEBT" means Debt of the Company outstanding at any time except Debt that by its terms is subordinate in right of payment to the Securities or Debt that is not otherwise senior in right of payment to the Securities. Senior Debt does not include Debt of the Company to any Subsidiary.

          A distribution may consist of cash, securities or other property.

          SECTION 11.3   Liquidation; Dissolution; Bankruptcy.
                         ------------------------------------
          Upon any distribution to creditors of the Company in a liquidation or dissolution of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or its property:

          (1) holders of Senior Debt shall be entitled to receive payment in full in cash of the principal of and interest (including interest accruing after the commencement of any such proceeding) to the date of payment on the Senior Debt before Securityholders shall be entitled to receive any payment of principal of or interest on Securities; and

          (2) until the Senior Debt is paid in full in cash, any distribution to which Securityholders would be entitled but for this Article shall be made to holders of Senior Debt as their interests may appear, except the Securityholders may receive securities that are subordinated to Senior Debt to at least the same extent as the Securities.

          SECTION 11.4   Company Not to Make Payments
                         with Respect to Securities
                         in Certain Circumstances.
                         ----------------------------
          (a) Upon the happening of any default in payment of the principal of or premium, if any, or interest on any Senior Debt, then, unless and until such default shall have been cured or waived or shall have ceased to exist, no payment shall be made by the Company with respect to the principal of or interest on the Securities or to acquire any of the Securities (including any repurchase pursuant to the exercise of the Repurchase Right).

          (b) During the continuance of any event of default with respect to any Senior Debt, as such event of default is defined under any such Senior Debt or in any agreement pursuant to which any Senior Debt has been issued (other than an event of default of the type specified in Section 11.4(a) above), permitting the holder or holders of such Senior Debt to accelerate the maturity thereof, no payment shall be made by the Company with respect to principal of or interest on the Securities (including any repurchase pursuant to the exercise of the Repurchase Right) for 90 days following notice in writing to the Company, from any holder or holders of such Senior Debt or their Representative or Representatives or the trustee or trustees under any indenture or under which any instrument evidencing any such Senior Debt may have been issued, that such an event of default has occurred and is continuing. For purposes of this Section 11.4(b), such notice shall be deemed to include notice of all other events of default under such indenture or instrument, which are continuing at the time of the event of default specified in such notice ("other events of defaults"). The provisions of this section 11.4(b) shall apply only to one such notice given in any period of nine consecutive months and no more than one such notice under this Section 11.4(b) may be given with respect to any such continuing event of default for such nine-month period.

          (c) In the event that, notwithstanding the foregoing provisions of this Section 11.4, any payment on account of principal of or interest on the Securities shall be made by or on behalf of the Company and received by the Trustee, by any Holder or by any Paying Agent (or, if the Company is acting as its own Paying Agent, money for any such payment shall be segregated and held in trust), after the happening of an event of default under any Senior Debt of the type specified in Section 11.4(a) above, then, unless and until the amount of such Senior Debt then due shall have been paid in full, or provision made therefor or such event of default shall have been cured or waived, or after the happening of an event of default of the type specified in section 11.4(b) above, unless and until such event of default shall have been cured or waived or the 90-day period specified in Section 11.4(b) shall have expired, such payment (subject, in each case, to the provisions of Section 11.12) shall be held in trust for the benefit of, and shall be immediately paid over to, the holders of Senior Debt or their Representative or Representatives or the trustee or trustees under any indenture under which any instruments evidencing any of the Senior Debt may have been issued, as their interests may appear. The Company shall give prompt written notice to the Trustee of any default under any Senior Debt or under any agreement pursuant to which Senior Debt may have been issued.

          Regardless of anything to the contrary herein, nothing shall prevent
(a) any payment by the Company or the Trustee to the Securityholders of amounts in connection with a redemption of Securities if (i) notice of such redemption has been given pursuant to Article Three prior to the receipt by the Trustee of written notice as aforesaid, and (ii) such notice of redemption is given not earlier than 60 days before the redemption date, or (b) any payment by the Trustee to the Securityholders of amounts deposited with it pursuant to Article Eight.

          SECTION 11.5   Acceleration of Securities.
                         --------------------------
          If payment of the Securities is accelerated because of an Event of Default, the Company shall promptly notify holders of Senior Debt of the acceleration.

          SECTION 11.6   When Distribution Must Be Paid Over.
                         -----------------------------------
          If a distribution is made to Securityholders that because of this Article should not have been made to them, the Securityholders who receive the distribution shall hold it in trust for holders of Senior Debt and pay it over to them as their interests may appear.

          SECTION 11.7   Notice by Company.
                         -----------------
          The Company shall promptly notify the Trustee and the Paying Agent of any facts known to the Company that would cause a payment of principal of or interest on Securities to violate this Article.

          SECTION 11.8   Subrogation.
                         -----------
          After all Senior Debt is paid in full and until the Securities are paid in full, Securityholders shall be subrogated to the rights of holders of Senior Debt to receive distributions applicable to Senior Debt to the extent that distributions otherwise payable to the Securityholders have been applied to the payment of Senior Debt. A distribution made under this Article to holders of Senior Debt which otherwise would have been made to Securityholders is not, as between the Company and Securityholders, a payment by the Company on Senior Debt.

          SECTION 11.9   Relative Rights.
                         ---------------
          This Article defines the relative rights of Securityholders and holders of Senior Debt. Nothing in this indenture shall:

          (1) impair, as between the Company and Securityholders, the obligation of the Company, which is absolute and unconditional, to pay principal of and interest on the Securities in accordance with their terms;

          (2) affect the relative rights of Securityholders and creditors of the Company other than holders of Senior Debt; or

          (3) prevent the Trustee or any Securityholder from exercising its available remedies upon a Default, subject to the rights of holders of Senior Debt to receive distributions otherwise payable to Securityholders.

          If the Company fails because of this Article to pay principal of or interest on a Security on the due date, the failure is still a Default.

          SECTION 11.10  Subordination May Not Be Impaired
                         by Company.
                         ---------------------------------
          No right of any holder of Senior Debt to enforce the subordination of the indebtedness evidenced by the Securities shall be impaired by any act or failure to act by the Company or by its failure to comply with this Indenture.

          SECTION 11.11  Distribution or Notice to Representative.
                         ----------------------------------------
          Whenever a distribution is to be made or a notice given to holders of Senior Debt, the distribution may be made and the notice given to their Representative.

          SECTION 11.12  Rights of Trustee and Paying Agent.
                         ----------------------------------
          The Trustee or Paying Agent may continue to make payments on the Securities until two business days after it receives notice of facts that would cause a payment of principal of or interest on the Securities to violate this Article. Only the Company, a Representative or a holder of an issue of Senior Debt that has no Representative may give the notice.

          The Trustee in its individual or any other capacity may hold Senior Debt with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights.

          The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt and shall not be liable to any such holder if it shall mistakenly pay over or distribute to Securityholders or the Company or any other person money or assets to which any holders of Senior Debt shall be entitled by virtue of this Article or otherwise.



                                      ARTICLE 12

                       REPURCHASE RIGHT UPON CHANGE IN CONTROL

          SECTION 12.1 REPURCHASE RIGHT. Upon the occurrence of a Change in Control, each Securityholder shall have the right (the "Repurchase Right") to require the Company to repurchase all of such Holder's Securities, or any portion thereof which is $1,000 or any integral multiple thereof, at the Put Price in cash, in accordance with and subject to the terms of this Article 12 and Article 11. Such repurchase shall occur on the date (the "Repurchase Date") that is 45 days after the date of the Company Notice hereinafter described. The Company will mail a notice containing the information set forth in Section 12.2 (the "Company Notice") to all Securityholders within 30 days following any Change in Control, and the Company will purchase all tendered Securities by making payment of the Put Price on the Repurchase Date. The Company shall promptly deliver a copy of the Company Notice to the Trustee and shall cause a copy of such notice to be published in The Wall Street Journal or another newspaper of national circulation.

          SECTION 12.2   COMPANY NOTICE.  The Company Notice shall state:

          (a) that a Change in Control has occurred and that each Securityholder has the right to require the Company to repurchase such Holder's Security at the Put Price in cash;

          (b) the circumstances and relevant facts regarding such Change in Control;

          (c) the Repurchase Date and the instructions a Securityholder must follow in order to have such holder's securities repurchased in accordance with this Article 12;

          (d)  that any Security not tendered will continue to accrue interest;

          (e) that on the Repurchase Date any Security tendered for payment pursuant to the terms hereof and for which money sufficient to pay the Put Price has been deposited with the Trustee, as provided in this Indenture, shall cease to accrue interest after the Repurchase Date;

          (f) that Holders electing to have a Security repurchased pursuant to this Article 12 will be required to surrender the Security, duly endorsed for transfer, together with a notice in the form of the form entitled "Election to Exercise Repurchase Right Upon a Change in Control" on the reverse of the Security, to the Company at the address specified in the Company Notice on or prior to the close of business on the 30th day after the date of the Company Notice; and

          (g) such other information as may be required by applicable law and regulations;

PROVIDED that no failure of the Company to give the foregoing notices and no defect therein shall limit the Securityholders' Repurchase Rights or affect the validity of the proceedings for the repurchase of the Securities pursuant to this Article 12.

          SECTION 12.3 REPURCHASE OF SECURITIES. Following a Change in Control, the Company shall accept for payment Securities properly tendered pursuant to this Article 12. Prior to the Repurchase Date, the Company shall deposit with the Trustee money sufficient to pay the Put Price for all Securities (or portions thereof) so tendered and shall deliver, or cause to be delivered, to the Trustee Securities properly tendered pursuant to this Article 12 and accepted together with an Officers' Certificate describing the Securities so tendered to and being purchased by the Company. On the Repurchase Date, the Trustee shall, to the extent that monies deposited with the

Trustee are available therefor, mail to the Holders of Securities so tendered and accepted payment in an amount equal to the Put Price and, as soon as possible after such payment, the Trustee shall cancel the Securities so tendered and accepted. The Company will publicly announce the results of the Change in Control tender offer as soon as practicable after the Repurchase Date. The Company will issue to Holders whose Securities are purchased only in part new Securities equal in principal amount to the unpurchased portion of the Securities surrendered.

          SECTION 12.4 COMPLIANCE WITH TENDER OFFER RULES. Notwithstanding the foregoing, in repurchasing the Securities pursuant to this Article 12, the Company will comply with all applicable tender offer rules, including but not limited to Sections 13(e) and 14(e) under the Exchange Act and Rules 13c-1 and 14c-1 thereunder.

          SECTION 12.5 INTEREST ON OVERDUE PAYMENTS. Each Holder of Securities properly tendered for purchase pursuant to this Article 12 who is not paid the Put Price for such Securities in the manner described in Section 12.3 will be entitled to receive (as part of any subsequent payment of the Put Price prior to the earlier of (i) the date such Holder's election to require the Company to purchase such Securities is withdrawn or (ii) the date all outstanding Securities are accelerated under Article 6 or an Event of Default under subsection 6.1(5) or 6.1(6) shall occur) interest on the entire principal of such outstanding Securities at the rate provided in such outstanding Securities through the date the Put Price is paid, to the extent not theretofore paid on such Securities in accordance with their terms.

          SECTION 12.6 TRUSTEE NOT LIABLE. The Company is solely responsible for performing the duties and responsibilities contained in this Article 12, other than the obligations of the Trustee specifically set forth in Section
12.3. The Trustee shall not be responsible for any failure of the Company to make any deposit with the Trustee or to deliver to the Trustee Securities tendered pursuant to this Article 12 or, subject to Article 7, any failure of the Company to comply with any of the other covenants of the Company contained in this Article 12.

                                      ARTICLE 13

                                    MISCELLANEOUS

          SECTION 13.1   Trust Indenture Act Controls.
                         ----------------------------
          If any provision of this Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control.

          SECTION 13.2   Notices.
                         -------
          Any notice or communication by the Company or the Trustee to the other is duly given if in writing and delivered in person or mailed by first-class mail to the other's address stated in this Section 13.2. The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

          Any notice or communication to a Securityholder shall be mailed by first-class mail to the Securityholder at the Securityholder's address as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed. Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders.

          If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

          If the Company mails a notice or communication to Securityholders, it shall mail a copy to the Trustee and each Agent at the same time.

          All notices or communications shall be in writing.

          The Company's address is:

               InaCom Corp.
               10810 Farnam Drive
               Omaha, Nebraska 68154
               Attention: Chief Financial Officer

          The Trustee's address is:

               First National Bank of Omaha
               16th and Dodge Streets
               Omaha, Nebraska 68102
               Attention: Corporate Trust Administration

          SECTION 13.3   Communication by Holders with
                         Other Holders.
                         -----------------------------
          Securityholders may communicate pursuant to TIA Sec. 312(b) with other Securityholders with respect to their rights, under this Indenture or the Securities. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA Sec. 312(c).

          SECTION 13.4   Certificate and Opinion as to
                         Conditions Precedent.
                         -----------------------------

          Upon any request or application by the Company to the Trustee to take or refrain from taking any action under this Indenture the Company shall furnish to the Trustee:

          (1) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

          (2) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

          The signer of an Officers' Certificate or an Opinion of Counsel may (if so stated) rely, respectively, upon an Opinion of Counsel as to legal matters and an Officers' Certificate as to factual matters, if such signer or signers reasonably and in good faith believe in the accuracy of the document relied upon.

          SECTION 13.5   Statements Required in Certificate
                         or Opinion.
                         ----------------------------------
          Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (except the Certificate required under Section 4.4) shall include:

          (1) a statement that the person making such certificate or opinion has read such covenant or condition;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of such person he has made such examination or investigation as is necessary to enable him to express an informed opinion as whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

          SECTION 13.6   Rules by Trustee and Agents.
                         ---------------------------
          The Trustee may make reasonable rules for action by or at a meeting of Securityholders. The Registrar, Paying Agent or Conversion Agent may make reasonable rules and set reasonable requirements for its functions.

          SECTION 13.7   Legal Holidays.
                         --------------
          A "Legal Holiday" is a day on which the corporate trust office of the Trustee or the principal office of any Paying Agent is not open. If a payment date is a Legal Holiday at its place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue on that payment for the intervening period.

          A "business day" is a day other than a Legal Holiday.

          SECTION 13.8   No Recourse Against Others.
                         --------------------------
          A director, officer, employee or stockholder, as such, of the Company or the Trustee shall not have any liability for any obligations of the Company or the Trustee under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder shall waive and release all such liability. The waiver and release shall be part of the consideration for the issue of the Securities.

          SECTION 13.9   Duplicate Originals.
                         -------------------
          The parties may sign any number of copies of this Indenture. One signed copy is enough to prove this Indenture.

          SECTION 13.10  Governing Law.
                         -------------
          THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

                                      SIGNATURES


          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                               INACOM CORP.


                                                    /s/ BILL L. FAIRFIELD
                                               By:______________________________
                                                  Bill L. Fairfield, President
Attest:


/s/ MICHAEL A. STEFFAN
______________________________
     Secretary, Michael A. Steffan

[Seal]                                         FIRST NATIONAL BANK OF OMAHA,
                                                    as Trustee


                                                    /s/ JOHN C. LENIHAN
                                               By:______________________________
                                                         Corporate Trust Office

Attest:


/s/ TOM W. ALLEN
______________________________
Assistant Secretary

[Seal]

                                                                       EXHIBIT A
                                  [Face of Security]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (THE "DEPOSITARY," WHICH TERM INCLUDES ANY SUCCESSOR DEPOSITARY FOR THE CERTIFICATES) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DEPOSITARY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. (OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY) ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE DEBENTURES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, SUCH PURCHASER (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT); (2) AGREES THAT UNTIL JUNE 15, 1999 IT WILL NOT RESELL OR OTHERWISE TRANSFER THE DEBENTURES EVIDENCED HEREBY, EXCEPT (A) TO INACOM CORP., (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, OR (D) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER), AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE DEBENTURES EVIDENCED HEREBY ARE TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2(D) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE DEBENTURES EVIDENCED HEREBY BEFORE JUNE 15, 1999, THE HOLDER HEREOF MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE. THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY OR THE TRUSTEE SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THEY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED (A) UPON THE TRANSFER OF THIS DEBENTURE EVIDENCED HEREBY PURSUANT TO CLAUSE 2(D) ABOVE, (B) AFTER JUNE 15, 1999 OR (C) UPON THE SATISFACTION OF THE TRUSTEE THAT THE DEBENTURES EVIDENCED HEREBY HAVE BEEN OR ARE BEING OFFERED AND SOLD IN COMPLIANCE WITH RULE 144.

                                     INACOM CORP.


               6% CONVERTIBLE SUBORDINATED DEBENTURES DUE JUNE 15, 2006

No. 1                                                          CUSIP 45323G AA 7

          InaCom Corp., a Delaware corporation (herein called the "Company"), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of $55,250,000 Dollars on June 15, 2006, and to pay interest thereon as provided on the reverse hereof, until the principal hereof is paid or duly provided for.

Interest Payment Dates:  June 15 and December 15

Record Dates:            June 1 and December 1

          IN WITNESS WHEREOF, InaCom Corp. has caused this instrument to be duly signed under its corporate seal.

[SEAL]                   INACOM CORP.


                         By:______________________________
                         Title:___________________________


                         Attest:_____________________________
                         Title:______________________________


Dated: ______________________________


TRUSTEE'S CERTIFICATE OF AUTHENTICATION

FIRST NATIONAL BANK OF OMAHA,
     as Trustee

This is one of the Debentures referred
to in the within-mentioned Indenture.


By: ______________________________
    Authorized Officer

                                  [BACK OF SECURITY]

                                     INACOM CORP.
               6% CONVERTIBLE SUBORDINATED DEBENTURE DUE JUNE 15, 2006

          1. INTEREST. The Company promises to pay interest on the principal amount of this Security at the rate per annum, shown above. The Company will pay interest semi-annually on June 15 and December 15 of each year, commencing December 15, 1996. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from June 19, 1996. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

          2. METHOD OF PAYMENT. The Company will pay interest on the Securities (except defaulted interest) to the persons who are registered Holders of Securities at the close of business on the record date for each interest payment date even though Securities are cancelled after the record date and on or before the interest payment date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may pay principal and interest by check payable in such money. It may mail an interest check to a Holder's registered address.

          3. PAYING AGENT, REGISTRAR, CONVERSION AGENT. Initially, First National Bank of Omaha ("Trustee") will act as Paying Agent, Registrar and Conversion Agent. The Company may change any Paying Agent, Registrar, Conversion Agent or co-registrar without notice. The Company may act in any such capacity.

          4. INDENTURE. The Company issued the Securities under an Indenture dated as of June 14, 1996 ("Indenture") between the Company and the Trustee.
The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb)(the "Act") as in effect on the date of the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the Act for a statement of such terms. The Securities are unsecured subordinated general obligations of the Company limited to $55,250,000 in aggregate principal amount.

          5. OPTIONAL REDEMPTION. The Securities may be redeemed on at least 20 and not more than 60 days' notice at the option of the Company, in whole at any time or in part from time to time, at the following redemption prices (expressed as percentages of principal) together with accrued interest to the date fixed for redemption during the 12-month period beginning June 15 in the years set forth below:

                    Year                Percentage
                    ----                ----------
                    2000                103.3%
                    2001                102.7
                    2002                102.0
                    2003                101.3
                    2004                100.7

and thereafter at 100% of the principal amount, plus accrued interest; provided that no redemption may be made prior to June 16, 2000

          6. REPURCHASE RIGHTS UPON CHANGE IN CONTROL. Upon any Change in Control with respect to the Company, each Holder of Securities shall have the right, at the Holder's option, to require the Company to repurchase all of such Holder's Securities or a portion thereof which is $1,000 or any integral multiple thereof, on the Repurchase Date at a price equal to 100% of the principal amount of the Securities, plus accrued interest, if any, to the Repurchase Date.

          7. NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 20 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed at his registered address. Securities in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000. On and after the redemption date interest ceases to accrue on Securities or portions of them called for redemption.

          8. CONVERSION. A Holder of a Security may convert it into Common Stock of the Company at any time before the close of business on any business day after Tuesday, September 17, 1996, subject to the next succeeding sentence. If the Security has been called for redemption, the Holder may convert it at any time before the close of business on the business day prior to the date fixed for redemption. The initial conversion price is $24.00 per share, subject to adjustment in certain events. To determine the number of shares issuable upon conversion of a Security, divide the principal amount to be converted by the conversion price in effect on the conversion date. The Company will deliver a check in lieu of any fractional share. On conversion no payment or adjustment for accrued interest will be made. If any Security not called for redemption on a redemption date between a record date for the payment of interest and the next succeeding interest payment date is converted between such record date and the next succeeding interest payment date, such Security must be accompanied by funds equal to the interest payable to the registered Holder on such interest payment date on the principal amount so converted.

          To convert a Security a Holder must (1) complete and sign the conversion notice on the back of the Security, (2) surrender the Security to a Conversion Agent, (3) furnish appropriate endorsements and transfer documents if required by Registrar or Conversion Agent and (4) pay any transfer or similar tax if required. A Holder may convert a portion of a Security if the portion is $1,000 or a whole multiple of $1,000.

          The conversion price will be subject to adjustment for dividends or distributions on Common Stock payable in Company stock; subdivisions, combinations or certain classifications of Common Stock; distributions to all Holders of Common Stock of certain rights to purchase Common Stock at less than the current market price at the time; distributions to such Holders of assets or debt securities of the Company or certain rights to purchase securities of the Company (excluding dividends or distributions from net income or retained earnings).

          If the Company is a party to a consolidation or merger or a transfer or lease of all or substantially all of its assets, the right to convert a Security into Common Stock may be changed into a right to convert it into securities, cash or other assets of the Company or another.

          9. CONVERSION ARRANGEMENT ON CALL FOR REDEMPTION. Any Securities called for redemption, unless surrendered for conversion before the close of business on the date ten calendar days prior to the redemption date, may be deemed to be purchased from the Holders of such Securities at an amount not less than the redemption price, together with accrued interest to the redemption date, by one or more investment bankers or other purchasers who may agree with the Company to purchase such Securities from the Holders, to convert them into Common Stock of the Company and to make payment for such Securities to the Trustee on or prior to the redemption date in trust for such Holders.

          10. SUBORDINATION. The Securities are subordinated to Senior Debt, which is any Debt of the Company except Debt that by its terms is subordinate in right of payment to the Securities or Debt that is not otherwise senior in right of payment to the Debentures. Senior Debt does not include Debt of the Company to any Subsidiary. Debt is the principal of, and premium, if any, and interest on (a) all indebtedness of such person for borrowed money (including all indebtedness evidenced by notes, bonds, debentures or other securities sold by such person for money), (b) all indebtedness incurred by such person in the acquisition (whether by way of purchase, merger, consolidation or otherwise and whether by such person or another person) of any business, real property or other assets (except assets acquired in the ordinary course of the conduct of the acquiror's usual business), (c) guarantees by such person of indebtedness described in clause (a) or (b) of any other person, (d) renewals, extensions, refundings, deferrals, restructurings, amendments and modifications of any such indebtedness, obligation or guarantee, (e) all reimbursement obligations of such person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such person, (f) all capital lease obligations of such person, and (g) all net obligations of such person under interest rate swap or similar agreements of such person. To the extent provided in the Indenture, Senior Debt must be paid before the Securities may be paid. The Company agrees, and each Securityholder by accepting a Security agrees, to the subordination and authorizes the Trustee to give it effect.

          11. DENOMINATIONS, TRANSFER, EXCHANGE. The securities are in registered form without coupons in denominations of $1,000 and whole multiples of $1,000. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Registrar need not exchange or register the transfer of any Security selected for redemption in whole or in part. Also, it need not exchange or register the transfer of any Securities for a period of 15 days before a selection of Securities to be redeemed.

          12. PERSONS DEEMED OWNERS. The registered Holder of a Security shall be treated as its owner for all purposes.

          13. MERGER OR CONSOLIDATION. The Company may not consolidate with, or merge into, or transfer or lease all or substantially all of its assets to another person unless: the person is a corporation; such corporation assumes,by supplemental indenture all the obligations of the Company under the Securities and the Indenture; and after giving effect to the transaction no default shall exist.

          14. AMENDMENTS AND WAIVERS. Subject to certain exceptions set forth in the Indenture, the Indenture or the Securities may be amended with the written consent of the Holders of at least a majority in principal amount of the Securities outstanding; and any existing default may be waived with the written consent of the Holders of a majority in principal amount of the Securities. Without the consent of any Securityholder, the Indenture or the Securities may be amended to cure any ambiguity, omission, defect or inconsistency, to provide for assumption of Company obligations to Securityholders or to make any change that does not adversely affect the rights of any Securityholder.

          15. DEFAULTS AND REMEDIES. An Event of Default is: default for 30 days in payment of interest on the Securities; default in payment of principal on the securities when due; default in the payment of Debt at maturity of at least $5,000,000 principal amount and such default continues for 30 days after notice given as provided in the Indenture or default on other Debt which results in acceleration of maturity of at least $5,000,000 in principal amount of Debt without such acceleration having been cured, waived, rescinded, or annulled for 30 days after notice given as provided in the Indenture; failure by the Company for 60 days after notice to it to comply with any of its other agreements in the Indenture or the Securities; and certain events of bankruptcy or insolvency. In an Event of Default specified in Section 6.1(5) or 6.1(6) of the Indenture occurs and is continuing, automatically the principal of all the Securities and the interest thereon shall become immediately due and payable.
If any other Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the Securities may declare all the Securities to be due and payable immediately. Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture.
The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in principal amount of the Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing default (except a default in payment of principal or interest) if it determines that withholding notice is in their interests. The Company must furnish an annual compliance certificate to the Trustee.

          16. RULE 144A INFORMATION. Subject to certain limitations in the Indenture, at any time when the Company is not subject to Section 13 or 15(d) of the United States Securities Exchange Act of 1934, upon the request of a holder of a Restricted Security (as defined in the Indenture), the Company will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such holder and to a prospective purchaser of such security designated by such holder in order to permit compliance by such holder with Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"). "Rule 144A Information" shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto).

          17. TRUSTEE DEALINGS WITH COMPANY. First National Bank of Omaha, the Trustee under the Indenture, or any banking institution serving as successor Trustee hereunder, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not Trustee.

          18. NO RECOURSE AGAINST OTHERS. A director, officer, employee or stockholder, as such, of the Company or the Trustee shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder shall waive and release all such liability. The waiver and release are part of the consideration for the issue of the Securities.

          19. AUTHENTICATION. This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

          20. ABBREVIATIONS. Customary abbreviations may be used in the name of the Securityholder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A = Uniform Gifts to Minors Act).

[For Global Securities only:

          21. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on certain of the Securities and may direct the Trustee to use CUSIP numbers in certain notices of redemption as a convenience to Securityholders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

     THE COMPANY WILL FURNISH TO ANY SECURITYHOLDER UPON WRITTEN REQUEST AND WITHOUT CHARGE A COPY OF THE INDENTURE, WHICH HAS IN IT THE TEXT OF THIS SECURITY IN LARGER TYPE. REQUESTS MAY BE MADE TO: CHIEF FINANCIAL OFFICER, INACOM CORP., 10810 FARNAM DRIVE, OMAHA, NEBRASKA, 68154.

ASSIGNMENT FORM                         CONVERSION NOTICE

To assign this Security, fill           To convert this Security into
out the form below:                     Common Stock of the Company,
                                        check the box:
I or we assign and transfer
this Security to:

___________________________             [ ]

___________________________
(Insert Assignee's Soc. Sec.            To convert part of this
or Tax I.D. No.)                        Security, state the amount:
                                        ___________________________
                                        $
___________________________             ___________________________

___________________________             If you want the stock
                                        certificate made out in
___________________________             another person's name, fill in
                                        the form below:
___________________________
                                        ____________________________
(Print or type assignee's               (Insert other person's soc.
name, address and zip code)             sec. or tax I.D. no.)

and irrevocably appoint ______          ____________________________

________________________ agent          ____________________________
to transfer this Security on
the books of the Company.  The          ____________________________
agent may substitute another
to act for him.                         ____________________________
                                        (Print or type other person's
                                        name, address and zip code)

_________________________________________________________________

Date:_______________  Your Signature:   _____________________________

                                        ______________________________


                          (Sign exactly as your name appears
                         on the other side of this Security)



Social Security/Taxpayer I.D. number:

REPURCHASE RIGHT NOTICE                             MANNER OF TRANSFER

InaCom Corp.                                        [For Restricted Securities
10810 Farnam,                                       only:]
Omaha, NB 68154

_____________________________, as
Trustee

_________________________________




Attention:_______________________

The undersigned registered
holder of the enclosed
Security, duly endorsed for                         ___  Transfer to InaCom
                                                    Corp.
transfer, hereby irrevocably
notifies you of the
undersigned's election to
require InaCom Corp. to                             ___  Transfer to Qualified
purchase on ___________, __                              Institutional Buyer.
______ (the "Repurchase Date")
the enclosed Security, or
the portion thereof (which
is $1,000 or a multiple                             ___  Transfer in
thereof) below designated,                               compliance with Rule
and directs InaCom Corp. to                              144 under the
pay by check to the                                      Securities Act of
registered holder of such                                1933
Security (unless a different
name is indicated below)
100% of the principal amount
of such Note plus accrued
interest to the Repurchase
Date.

Person    (other than
          registered holder)
          to whom repurchase
          price is to be sent:

Dated:

_________________________________
     (Name)